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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Rule 13e-3 Transaction Statement

       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            Atrix International, Inc.
              -----------------------------------------------------
                              (Name of the Issuer)

                             Atrix Acquisition Corp.
              -----------------------------------------------------
                      (Name of Person(s) Filing Statement)

      Common Stock, $.04 par value per share, of Atrix International, Inc.
              -----------------------------------------------------
                         (Title of Class of Securities)

                                    0496P102
              -----------------------------------------------------
                      (CUSIP Number of Class of Securities)


                                Steven D. Riedel
                            Atrix International, Inc.
                            14301 Ewing Avenue South
                              Burnsville, MN 55306
                                 (612) 894-6154
              -----------------------------------------------------
   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                 with copies to:
                             Robert E. Tunheim, Esq.
                             Lindquist & Vennum PLLP
                                 4200 IDS Center
                             80 South Eighth Street
                              Minneapolis, MN 55402
                                 (612) 371-3915
                               Fax: (612) 371-3207


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This statement is filed in connection with (check the appropriate box):

         a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

         b. [ ] The filing of a registration statement under the Securities Act of 1933.

         c. [ ] A tender offer.

         d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

CALCULATION OF FILING FEE

  Transaction Valuation*                                  Amount of Filing Fee

       $2,826,898                                               $565.38


* For purposes of calculating fee only. This amount assumes the purchase of 1,413,449 shares of the Common Stock, par value $.04 per share (the "Common Shares") of Atrix International, Inc. at $2.00 per share net. Such number of Common Shares represents all common shares (and options to purchase Common Shares) reported to be outstanding at or about December 23, 1998 other than those common shares already owned directly or indirectly, by Atrix Acquisition Corp. The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, equals one-50th of one percent of the value of the Common Shares to be purchased.

[ ] Check box if any part of the fee is off set as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid:__________________
Form or Registration No.:_________________
Filing Party:____________________________
Date filed:______________________________


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         The Notice of Special Meeting and Proxy Statement (in preliminary form)
(the "Proxy") as filed with the Securities and Exchange Commission simultaneously herewith are annexed hereto and the information contained therein is incorporated by reference in this statement to the extent indicated by the cross-references to the captions in the Proxy as indicated below:

ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a) The issuer and class of securities subject of the Rule 13e-3 transaction reported on this Schedule 13E-3 is the Common Stock, par value $.04 per share, of Atrix International, Inc. ("Atrix"). The address of the principal executive offices of Atrix is 14301 Ewing Avenue South, Burnsville, MN 55306.

         (b)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY The Annual Meeting - Record Date; Quorum," and "SUMMARY - Common Stock Information."

         (c)      Incorporated by reference to the following section of the
                  Proxy: "SUMMARY - Common Stock Information."

         (d)      Incorporated by reference to the following section of the
                  Proxy: "SUMMARY - Common Stock Information."

         (e)      Not applicable.

         (f)      Incorporated by reference to the following section of the
                  Proxy: "SPECIAL FACTORS--Transactions by Certain Persons in Common Shares."

ITEM 2.   IDENTITY AND BACKGROUND.

         (a)-(d)  Incorporated by reference to the following sections of the
                  Proxy: "INTRODUCTION - Purposes of Annual Meeting," "SUMMARY - The Companies - Atrix Acquisition Corp," and "PROPOSAL No. 3 - Election of Directors - Other Information About Nominees."

                  This Schedule 13E-3 is being filed by Atrix Acquisition Corp. ("Newco").

         (e)-(f) None of Newco or Messrs. Riedel or Meacham have, during the last 5 years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of which such person was or is subject to a judgment, decree, or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.


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         (g)      All of the individuals identified above are citizens of the
                  United States. Newco is a corporation incorporated under the laws of the State of Minnesota.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)-(b)  Incorporated by reference to the following sections of the
                  Proxy: "INTRODUCTION - Purposes of Annual Meeting." "SUMMARY - Special Factors," "SUMMARY - The Merger," "SPECIAL FACTORS - Background and Reasons for the Merger," "SPECIAL FACTORS - Recommendation of Special Committee and Board of Directors," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Shareholder Agreement," and "Proposal No. 3 - Election of Directors."

ITEM 4.   TERMS OF THE TRANSACTION.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "INTRODUCTION," "SUMMARY," "SPECIAL FACTORS," and "PROPOSAL No. 1 - Proposal to Approve Merger Agreement."

         (b)      Not Applicable.

ITEM 5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a)-(e)  Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY Special Factors - Plans of Newco," "SPECIAL FACTORS - Plans of Newco," "SPECIAL FACTORS - Management of Newco Following the Merger," and "SUMMARY - The Merger."

         (f)-(g)  Incorporated by reference to the following sections of the
                  Proxy: "SPECIAL FACTORS - Certain Effects of the Merger" and "AVAILABLE INFORMATION."

ITEM 6.   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY - Special Factors - Source of Funds," and "SPECIAL FACTORS - Source of Funds."

         (b)-(c)  Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY - Special Factors - Source of Funds," "SPECIAL FACTORS - Source of Funds," and "SPECIAL FACTORS - Fees and Expenses."

         (d)      Not applicable.


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ITEM 7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a)-(c)  Incorporated by reference to the following sections of the
                  Proxy: "SPECIAL FACTORS - Background and Reasons for the Merger," "SPECIAL FACTORS Recommendation of Special Committee and Board of Directors," and "SPECIAL FACTORS - Structure and Purpose of the Merger."

         (d)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY - Special Factors - Certain Effects of the Merger," "SUMMARY - The Annual Meeting - Dissenters' Appraisal Rights," "SUMMARY - Special Factors - Certain Federal Income Tax Consequences," "SUMMARY - The Merger," "SPECIAL FACTORS - Certain Effects of the Merger," "SPECIAL FACTORS - Certain Federal Income Tax Consequences of the Merger," "DISSENTERS' APPRAISAL RIGHTS," "Proposal No 2. - General," and "Proposal No. 2 - Conversion of Common Shares."

ITEM 8.   FAIRNESS OF THE TRANSACTION.

         (a)      Incorporated by reference to the following section of the
                  Proxy: "SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors."

         (b)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY Special Factors - Recommendation of Special Committee and Board of Directors," "SUMMARY - Special Factors
                  - Fairness of the Merger," "SUMMARY - Special Factors - Opinion of Financial Advisor,." "SUMMARY - Special Factors - Reports," "SPECIAL FACTORS - Recommendation of Special Committee and Board of Directors," "SPECIAL FACTORS - Fairness of the Merger," "SPECIAL FACTORS - Opinion of Financial Advisor," and "SPECIAL FACTORS - Reports."

         (c)-(e)  Incorporated by reference to the following section of the
                  Proxy: "SPECIAL FACTORS - Fairness of the Merger."

         (f)      Incorporated by reference to the following section of the
                  Proxy: "SPECIAL FACTORS - Background of and Reasons for the Merger."

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY Special Factors - Recommendation of Special Committee and Board of Directors," "SUMMARY - Special Factors
                  - Fairness of the Merger," "SUMMARY - Special Factors - Opinion of Financial Advisor," and


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                  "SUMMARY - Special Factors - Reports."

         (b)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors," "SUMMARY - Special Factors
                  - Fairness of the Merger," "SUMMARY - Special Factors - Opinion of Financial Advisor,." "SUMMARY - Special Factors - Reports," "SPECIAL FACTORS - Recommendation of Special Committee and Board of Directors," "SPECIAL FACTORS - Fairness of the Merger," "SPECIAL FACTORS - Opinion of Financial Advisor," and "SPECIAL FACTORS - Reports."

         (c)      Incorporated by reference to Annex B of the Proxy.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY The Annual Meeting - Required Vote," "SUMMARY
                  - Special Factors - Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," and "Proposal No. 3 - Election of Directors PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT."

         (b)      Incorporated by reference to the following section of the
                  Proxy: "SPECIAL FACTORS - Shareholder Agreement."

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO ISSUER'S SECURITIES.

         Incorporated by reference to the following sections of the Proxy:
"SPECIAL FACTORS Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Shareholder Agreement," "SPECIAL FACTORS - Source of Funds."

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "SPECIAL FACTORS - The Annual Meeting - Required Vote," "SUMMARY - Special Factors - Interests of Certain Persons in the Merger," "SPECIAL FACTORS Interests of Certain Persons in the Merger," and "SPECIAL FACTORS - Shareholder Agreement."

         (b)      Incorporated by reference to the following section of the
                  Proxy: "SPECIAL FACTORS - Recommendation of Special Committee and Board of Directors."


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ITEM 13.  OTHER PROVISIONS IN THE TRANSACTION.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "SUMMARY - the Annual Meeting - Dissenters' Appraisal Rights," "DISSENTERS' APPRAISAL RIGHTS," and "ANNEX C."

         (b)      Not Applicable.

         (c)      Not Applicable.

ITEM 14.  FINANCIAL INFORMATION.

         (a)      Incorporated by reference to the following sections of the
                  Proxy: "CERTAIN FINANCIAL INFORMATION, " and "INCORPORATION BY REFERENCE."

         (b)      Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a)-(b)  Incorporated by reference to the following sections of the
                  Proxy: "SPECIAL FACTORS - Source of Funds," and "SPECIAL FACTORS - Fees and Expenses."

ITEM 16.  ADDITIONAL INFORMATION.

         Not Applicable.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS

         (a) Loan Agreement with Bremer Business Finance Corporation, to be filed by amendment.

         (b)      Opinion of Miller, Johnson & Kuehn, included as Annex B to the
                  Proxy.

         (c)(1) Shareholder Agreement, incorporated by reference to Schedule 13D of Steven D. Riedel filed with the Commission on December 4, 1998.

         (c)(2) Agreement and Plan of Merger, dated December 18, 1998, included as Annex A to the Proxy.

         (d)      Proxy.

         (e) Minnesota Dissenters' Rights Statute, included as Annex C to the Proxy.


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         (f)      Not applicable.



                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


                          December 23, 1998
                          -----------------------------------------
                               (Date)

                          ATRIX ACQUISITION CORP.

                          /s/ Steven D. Riedel
                          -----------------------------------------
                               (Signature)

                          Steven D. Riedel, Chief Executive Officer
                          -----------------------------------------
                               (Name and Title)


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